Exhibit 10.11

ESPEY MFG. & ELECTRONICS CORP.
DIRECTOR CONTINGENT SEVERANCE COMPENSATION AGREEMENT

This AGREEMENT is dated as of March 2, 2018 by and between ESPEY MFG. & ELECTRONICS CORP., a New York corporation (the “Corporation”) and the undersigned member of the Corporation’s Board of Directors (the “Director”).

Recitals

WHEREAS, the Board of Directors of the Corporation has adopted the Director Contingent Severance Compensation Program (the “Program”), attached hereto as Exhibit A, which provides for certain contingent severance payment rights to the Director, as well as other individuals currently serving as non-executive directors of the Corporation;

WHEREAS, the Program provides that it shall be evidenced by individual agreements between each director eligible for contingent severance payments and the Corporation;

NOW, THEREFORE, in consideration of the foregoing promises and covenants set forth herein, the parties agree as follows:

1.       Director shall be a participant in the Program, as the same may be amended by the Board of Directors from time to time, and shall be entitled to the contingent severance payments on the terms and conditions as set forth therein, provided that no amendment shall materially reduce benefits or increase Director’s obligations without Director’s written consent.

2.       If the Corporation breaches the terms and conditions of the Program, this Agreement shall be specifically enforceable by Director, who shall also be entitled to the recovery of reasonable attorneys’ fees and the other costs of enforcement.

3.       This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors, assigns, heirs and beneficiaries.

4.       This Agreement supersedes the Retired Director Compensation Program and Mandatory Retirement Agreement between Director and the Corporation dated as of May 10, 2011.

[signatures appear on the next page]

14

IN WITNESS WHEREOF, the parties have caused this Agreement to be executed as of the date first above written.

ESPEY MFG. & ELECTRONICS CORP.

By:	/s/ Patrick T. Enright, Jr.
	Name:	Patrick T. Enright, Jr.
	Title:	President and Chief Executive Officer

DIRECTOR

/s/ Michael Wool
Michael Wool

15